Exhibit 99.04

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                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

RECEIVABLES


Beginning of the Month Principal Receivables:             $     1,367,277,240.49
Beginning of the Month Finance Charge Receivables:        $        68,724,123.02
Beginning of the Month Discounted Receivables:            $                 0.00
Beginning of the Month Total Receivables:                 $     1,436,001,363.51


Removed Principal Receivables:                            $                 0.00
Removed Finance Charge Receivables:                       $                 0.00
Removed Total Receivables:                                $                 0.00


Additional Principal Receivables:                         $                 0.00
Additional Finance Charge Receivables:                    $                 0.00
Additional Total Receivables:                             $                 0.00

Discounted Receivables Generated this Period:             $                 0.00


End of the Month Principal Receivables:                   $     1,333,553,942.73
End of the Month Finance Charge Receivables:              $        67,795,973.75
End of the Month Discounted Receivables:                  $                 0.00
End of the Month Total Receivables:                       $     1,401,349,916.48


Special Funding Account Balance                           $                 0.00
Aggregate Invested Amount (all Master Trust Series)       $       549,734,062.24
End of the Month Seller Amount                            $       783,819,880.49
End of the Month Seller Percentage                                        58.78%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                 RECEIVABLES

      30-59 Days Delinquent                               $        30,518,067.42
      60-89 Days Delinquent                               $        23,192,224.53
      90+ Days Delinquent                                 $        49,096,166.84


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      Total 30+ Days Delinquent                           $       102,806,458.79
      Delinquent Percentage                                                7.34%

Defaulted Accounts During the Month                       $         8,974,815.90
Annualized Default Percentage                                              7.88%

Principal Collections                                             165,806,674.46
Principal Payment Rate                                                    12.13%

Total Payment Rate                                                        13.05%


INVESTED AMOUNTS


      Class A Initial Invested Amount                     $       273,750,000.00
      Class B Initial Invested Amount                     $        26,250,000.00

INITIAL INVESTED AMOUNT                                   $       300,000,000.00

      Class A Invested Amount                             $       182,500,000.00
      Class B Invested Amount                             $        30,625,000.00

INVESTED AMOUNT                                           $       213,125,000.00

FLOATING ALLOCATION PERCENTAGE                                            17.26%
PRINCIPAL ALLOCATION PERCENTAGE                                           25.60%


MONTHLY SERVICING FEE                                     $           266,406.25

INVESTOR DEFAULT AMOUNT                                   $         1,548,694.23


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               87.02%

      Class A Finance Charge Collections                  $         3,486,329.67
      Other Amounts                                       $                 0.00

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TOTAL CLASS A AVAILABLE FUNDS                             $         3,486,329.67


      Class A Monthly Interest                            $           894,579.51
      Class A Servicing Fee                               $           228,125.00
      Class A Investor Default Amount                     $         1,347,672.17

TOTAL CLASS A EXCESS SPREAD                               $         1,015,952.99


REQUIRED AMOUNT                                           $                 0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               12.98%

      Class B Finance Charge Collections                  $           522,229.58
      Other Amounts                                       $                 0.00

TOTAL CLASS B AVAILABLE FUNDS                             $           522,229.58


      Class B Monthly Interest                            $           153,818.32
      Class B Servicing Fee                               $            38,281.25


TOTAL CLASS B EXCESS SPREAD                               $           330,130.01


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                       $         1,346,083.00


      Excess Spread Applied to Required Amount            $                 0.00

      Excess Spread Applied to Class A Investor           $                 0.00
      Charge Offs

      Excess Spread Applied to Class B Items              $           201,022.06

      Excess Spread Applied to Class B Investor           $                 0.00
      Charge Offs

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      Excess Spread Applied to Monthly Cash               $             9,166.00
      Collateral Fee

      Excess Spread Applied to Cash Collateral            $                 0.00
      Account

      Excess Spread Applied to other amounts owed         $         1,135,894.94
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                               $                 0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                         $         2,215,076.90


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO            $           818,401.25
SERIES 1995-1


      Excess Finance Charge Collections Applied to        $                 0.00
      Required Amount

      Excess Finance Charge Collections Applied to        $                 0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to        $                 0.00
      Class B Items

      Excess Finance Charge Collections Applied to        $                 0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to        $                 0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to        $                 0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to        $           818,401.25
      other amounts owed Cash Collateral Depositor

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YIELD AND BASE RATE --


      Base Rate (Current Month)                                            7.52%
      Base Rate (Prior Month)                                              7.48%
      Base Rate (Two Months Ago)                                           8.14%

THREE MONTH AVERAGE BASE RATE                                              7.71%

      Portfolio Yield (Current Month)                                     16.67%
      Portfolio Yield (Prior Month)                                       13.38%
      Portfolio Yield (Two Months Ago)                                    12.79%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       14.28%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              91.25%

      Class A Principal Collections                       $        38,729,867.05

CLASS B PRINCIPAL PERCENTAGE                                               8.75%

      Class B Principal Collections                       $         3,713,822.88

TOTAL PRINCIPAL COLLECTIONS                               $        42,443,689.93





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER         $                 0.00
SERIES


CLASS A AMORTIZATION --

      Controlled Amortization Amount                      $        22,812,500.00
      Deficit Controlled Amortization Amount              $                 0.00

CONTROLLED DISTRIBUTION AMOUNT                            $        22,812,500.00

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CLASS B AMORTIZATION --

      Controlled Amortization Amount                      $                 0.00
      Deficit Controlled Amortization Amount              $                 0.00

CONTROLLED DISTRIBUTION AMOUNT                            $                 0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL       $        19,631,189.93
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                              $                 0.00

CLASS B INVESTOR CHARGE OFFS                              $                 0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                   $                 0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                   $                 0.00


CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                     $        24,740,625.00
      Available Cash Collateral Amount                    $        24,740,625.00


INTEREST RATE CAP PAYMENTS --

      Class A Interest Rate Cap Payments                  $                 0.00
      Class B Interest Rate Cap Payments                  $                 0.00


TOTAL DRAW AMOUNT                                         $                 0.00
CASH COLLATERAL ACCOUNT SURPLUS                           $                 0.00


                                        First USA  BANK, NA.,
                                        as Servicer


                                        By  /s/ Tracie H. Klein
                                            ----------------------------
                                            Tracie H. Klein
                                            First Vice President